Ameritas Life Insurance Corp. of New York

("Ameritas Life of NY")

Ameritas Life of NY Separate Account VA

("Separate Account")

Supplement to:

Overture Annuity III-Plus

Prospectus Dated May 1, 2012

Supplement Dated May 1, 2017

As of the date of this Supplement, there are no Policy Owners of the Policy. The Policy is also closed to new Policy Owners, so there will not be any future Policy Owners. Accordingly, we will no longer be updating or making filings relating to this Registration Statement.

IN 2140 NY 5-17